[GRAPHIC: Pioneer Investments Logo]


Pioneer
America Income
Trust

------------------------
ANNUAL REPORT 12/31/00
------------------------

 Table of Contents
--------------------------------------------------------------------------------

Letter from the President                          1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    6
Schedule of Investments                           10
Financial Statements                              12
Notes to Financial Statements                     18
Report of Independent Public Accountants          22
Results of Shareowner Meeting                     23
Trustees, Officers and Service Providers          24
The Pioneer Family of Mutual Funds                25
Retirement Plans from Pioneer                     26
Programs and Services for Pioneer Shareowners     28

Pioneer America Income Trust
--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 12/31/00
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
The year 2000 ended amid turbulent markets and rancorous politics as the election drama played out against a background of exceptional market volatility. By the time you read this letter the new administration will be in place in Washington, but it's less clear what will be happening on Wall Street. At Pioneer we recognize that economics, not politics, is driving today's market activity. Signs of a slowing economy and changing investor preferences are everywhere. Periods like this accentuate the benefits of discipline and fundamental analysis.

Meanwhile, value stocks have been staging a comeback after years of investor obsession with growth. A slowing economy tends to bring valuations down to earth, and Pioneer's style has always been to focus on value - we spend every day searching for stocks and bonds whose potential is going unrecognized in the marketplace.

As investor attention shifts from growth to value or from stocks to bonds, one of the best suggestions I can make is that you set aside time to meet with your investment professional. That meeting could be especially important if it has been a while since you last reviewed your overall portfolio. Use the opportunity to reevaluate your retirement plan contributions and decide whether a Roth or a Traditional IRA is the better choice for you. Your financial professional will also help you examine and assess your portfolio's exposure to different investment categories in today's fast-changing markets.


An important announcement from Pioneer
I'm very happy to report that, on October 24, 2000, Pioneer Investment Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. Early in 2001, all of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which through Pioneer and other subsidiaries will manage over $110 billion for global individual and institutional clients under the name Pioneer Investments(Reg. TM). The new Pioneer Global will bring Pioneer access to greater analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareholders will benefit from this greater integration.

All of us at Pioneer appreciate your decision to invest with us and look foward to helping you reach your financial goals.

Sincerely,


/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

Pioneer America Income Trust
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/00
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

Begin Pie Chart

U.S. Government Agency Obligations      66%
U.S. Treasury Obligations               34%

End Pie Chart

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

Begin Pie Chart

0-1 Year                        0.2%
1-3 Years                      10.9%
3-4 Years                      36.9%
4-6 Years                      28.3%
6-8 Years                       8.5%
8+ Years                       15.2%

End Pie Chart

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

  1.    U.S. Treasury Bonds, 7.25%, 5/15/16                            8.97%
  2.    U.S. Treasury Bonds, 8.0%, 11/15/21                            5.33
  3.    U.S. Treasury Bonds, 9.125%, 5/15/09                           4.44
  4.    U.S. Treasury Notes, 6.5%, 2/15/10                             4.27
  5.    U.S. Treasury Notes, 5.75%, 8/15/10                            4.09
  6.    Government National Mortgage Association, 7.5%, 2/15/27        4.04
  7.    Government National Mortgage Association, 7.0%, 1/15/30        3.88
  8.    Government National Mortgage Association, 7.0%, 5/15/29        3.68
  9.    Government National Mortgage Association, 6.5%, 4/15/28        3.59
 10.    Government National Mortgage Association, 6.5%, 6/15/28        3.49

Fund holdings will vary for other periods.

Pioneer America Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/00                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                     12/31/00   12/31/99
                              $9.76      $9.30

Distributions per Share       Income     Short-Term      Long-Term
(12/31/99 - 12/31/00)         Dividends  Capital Gains   Capital Gains
                              $0.581        -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to the growth of the Lehman Brothers Government Bond Index.

Average Annual Total Returns
(As of December 31, 2000)

                        Net Asset               Public Offering
Period                    Value                     Price*
10 Years                   6.59%                    6.10%
5 Years                    5.41                     4.44
1 Years                   11.58                     6.54

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Begin mountain chart]

Growth of $10,000

                Pioneer America Income Trust*      Lehman Brothers
                                                   Government Bond Index
12/31/90                 9,550                           10,000
                        10,702                           11,533
12/31/92                11,427                           12,365
                        12,464                           13,682
12/31/94                11,969                           13,219
                        13,892                           15,644
12/31/96                14,210                           16,076
                        15,420                           17,616
12/31/98                16,619                           19,351
                        16,199                           18,916
12/31/00                18,075                           21,422

[End mountain chart]

The Portfolio's/Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.(1)

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


(1) Expense limitation for the Fund's Class (Class I shares for the Pioneer Variable Contracts Trust Portfolios); applied proportionately to Class B, Class C and Class Y shares (for PVCT, Class II shares).

Pioneer America Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/00                            CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                     12/31/00   12/31/99
                              $9.74      $9.28


Distributions per Share       Income     Short-Term      Long-Term
(12/31/99 - 12/31/00)         Dividends  Capital Gains   Capital Gains
                              $0.502       -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index.

Average Annual Total Returns
(As of December 31, 2000)

                           If                        If
Period                    Held                    Redeemed*
Life of Fund
(4/29/94)                  5.55%                    5.55%
5 Years                    4.62                     4.46
1 Years                   10.68                     6.68

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[Begin mountain chart]

Growth of $10,000

                Pioneer America Income Trust*      Lehman Brothers
                                                   Government Bond Index
4/94                    10,000                          10,000
                         9,952                           9,964
12/94                    9,943                          10,041
                        10,856                          11,166
                        11,186                          11,668
12/96                   11,624                          12,211
                        11,890                          12,531
                        12,508                          13,381
                        12,878                          13,942
12/98                   13,394                          14,669
                        13,002                          14,365
                        12,960                          14,369
                        13,491                          15,081
12/00                   14,344                          16,272

[End mountain chart]

The Portfolio's/Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.(1)

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


(1) Expense limitation for the Fund's Class (Class I shares for the Pioneer Variable Contracts Trust Portfolios); applied proportionately to Class B, Class C and Class Y shares (for PVCT, Class II shares).

Pioneer America Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/00                            CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                     12/31/00   12/31/99
                              $9.74      $9.28


Distributions per Share       Income     Short-Term      Long-Term
(12/31/99 - 12/31/00)         Dividends  Capital Gains   Capital Gains
                              $0.488         -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index.

Average Annual Total Returns
(As of December 31, 2000)

                           If                        If
Period                    Held                    Redeemed*
Life of Fund
(1/31/96)                  4.60%                     4.60%
1 Years                   10.52                     10.52

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments made within one year of purchase.

[Begin mountain chart]

Growth of $10,000

                Pioneer America Income Trust*      Lehman Brothers
                                                   Government Bond Index
1/96                    10,000                          10,000
                         9,748                           9,714
                         9,728                           9,759
                         9,861                           9,924
12/96                   10,104                          10,214
                        10,020                          10,131
                        10,335                          10,481
                        10,607                          10,832
                        10,890                          11,192
                        10,995                          11,361
                        11,194                          11,661
                        11,680                          12,306
12/98                   11,663                          12,295
                        11,531                          12,119
                        11,313                          12,016
                        11,372                          12,095
                        11,291                          12,019
                        11,595                          12,421
                        11,758                          12,614
                        12,041                          12,963
12/00                   12,479                          13,611

[End mountain chart]

The Portfolio's/Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.(1)


The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


(1) Expense limitation for the Fund's Class (Class I shares for the Pioneer Variable Contracts Trust Portfolios); applied proportionately to Class B, Class C and Class Y shares (for PVCT, Class II shares).

Pioneer America Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

Investors in government-issued fixed income securities had reason to celebrate in 2000. In contrast to stocks, which endured a difficult year, Treasuries and GNMAs delivered solid performance for the period. In the following conversation, Richard Schlanger, a member of the fixed income team, discusses the factors that impacted the fixed income market and your Fund during the year.

Q:  The past year was quite exciting for bonds. How did the Fund perform?

A: Pioneer America Income Trust rewarded shareholders with healthy gains for the year. For the 12 months ended December 31, 2000, Class A shares generated a total return of 11.58%, Class B shares 10.68% and Class C shares 10.52%. This performance is in line with the 11.77% average return for the same period of the 181 general U.S. government funds tracked by Lipper, Inc. (Lipper, Inc. is an independent firm that monitors mutual fund performance.)

    Your Fund also provided an attractive level of income while maintaining the highest credit quality - AAA. (Quality ratings apply to underlying portfolio securities, not fund shares). At period-end, the 30-day SEC yield for Class A shares was 5.57%.

Q: The Federal Reserve Board's interest rate policy was a study in contrasts during the early and latter part of the year. What was the impact on fixed income investments?

A: It was a tale of two dramatically different investment climates for fixed income investments during the period. The first six months of 2000 were marked by a 1% rise in short-term interest rates by the Federal Reserve. While the Fed's rate hikes had a negative impact on shorter-term Treasuries, longer-term issues were boosted by the U.S. Treasury Department's announcement that it was buying back long-term debt. Enriched with the largest government budget surplus in more than 50 years, the U.S. government began a plan

Pioneer America Income Trust
--------------------------------------------------------------------------------


    in early 2000 to buy back Treasury securities, setting a goal to eliminate the nation's debt by 2012. The possibility of a future shortage of government bonds, drove up prices and caused the yield curve to invert. (The term "inverted yield curve" means that short-term bonds had higher yields than long-term bonds). As a result, 30-year U.S. Treasury securities outperformed all other fixed-income investments, returning more than 22% for the 12 months ended December 31, 2000.

    During the latter half of the year, however, signs began to appear that the economy was slowing. This prompted the Federal Reserve to leave short-term interest rates steady during the final seven months of the year. Boosted by the prospects of lower rates, Treasury prices soared during the fourth quarter. The 10-year note closed 2000 with a yield of just 5.11%, compared to 6.44% at the beginning of the year.

Q:  How did the investment climate affect GNMA securities?

A: With the supply of Treasury securities potentially shrinking, GNMAs (Government National Mortgage Association securities) became the investment of choice for many. GNMAs, like U.S. Treasuries, are backed by the full faith and credit of the U.S. government - an important distinction for investors - plus they offer competitive yields. (A full faith and credit backing applies to underlying portfolio securities, not Fund shares).

    GNMAs also rose in popularity due to fallout from Representative Richard Baker's hearings on the status of Government Sponsored Enterprises (GSEs). Representative Baker proposed that GSEs, which include mortgage issuers, Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Association (Freddie Mac), should be considered stand-alone agencies and have a weaker link between these issuers and the government. Such a move could lower the agencies' credit rating from "AAA". As a result, investors seeking the highest quality mortgage

Pioneer America Income Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00                             (continued)
--------------------------------------------------------------------------------

    securities shifted to GNMAs during the early part of the year. During the second half of the year, however, the sector's performance moderated as the prices of FNMAs and Freddie Macs became more attractive on a relative basis, and the Baker Committee reached a tentative settlement on the status of GSEs.

Q:  How did you capitalize on this positive backdrop?

A: We took advantage of rewarding investment opportunities in mortgage-backed securities, increasing our exposure to GNMAs. As of December 31, 2000, GNMAs accounted for approximately 66% of the portfolio - which is high by the Fund's historical standards. The remainder of assets were invested in U.S. Treasury securities, including longer-term bonds, which benefited from declining rates (and rising prices).

    As interest rates fell during the period, we also began to favor GNMA securities with lower coupons (stated rates of interest). Because lower coupon bonds are less vulnerable to prepayment risk, we were able to maintain a longer duration for the Fund. (Duration is a measure of a bond's price sensitivity to interest rate changes. In general, the longer a bond's duration, the greater the potential for price appreciation when interest rates fall, and conversely, the greater the risk of price loss when interest rates rise.) In an environment of falling rates, our decision to extend duration proved beneficial to performance.

Q:  What is your near-term outlook for fixed income investments?

A: It's becoming clear that the U.S. economy is slowing. In early January 2001 (following the close of the reporting period), the Fed cut short-term interest rates by a half-percent to stimulate the economy and ward off a possible recession. As a result, we expect a favorable environment of measured economic growth with low inflation in the coming months, which should provide a positive backdrop for fixed income investments.

Pioneer America Income Trust
--------------------------------------------------------------------------------

    We also expect demand for GNMAs (which continue to account for the majority of Fund assets) to remain strong, and we believe that the sector will continue to offer strong relative value in relation to Treasuries. And Representative Baker will likely hold further hearings on GSE status, which in all likelihood will boost GNMAs' appeal over conventional mortgage-backed securities.

    The picture for Treasuries is also positive despite the sector's strong gains in 2000. The Treasury Department has already committed to buying back debt in 2001, supporting demand for Treasuries. Finally, with ongoing stock market volatility and concerns about corporate profits, many investors will continue to seek the relative safety and security of government issues.

    Now more than ever, we believe that your Fund is a wise choice for more conservative investors looking for solid long-term performance and steady income from securities backed by the full faith and credit of the United States government.

Pioneer America Income Trust
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00
-------------------------------------------------------------------------------

Principal
 Amount                                                               Value
                INVESTMENT IN SECURITIES - 100.0%
                U.S. TREASURY OBLIGATIONS - 34.4%
$4,590,000      U.S. Treasury Bonds, 9.125%, 5/15/09            $ 5,109,725
 2,000,000      U.S. Treasury Bonds, 10.375%, 11/15/09            2,346,660
 3,000,000      U.S. Treasury Bonds, 10.0%, 5/15/10               3,539,760
 8,770,000      U.S. Treasury Bonds, 7.25%, 5/15/16              10,331,674
 4,750,000      U.S. Treasury Bonds, 8.0%, 11/15/21               6,145,028
 1,250,000      U.S. Treasury Notes, 6.625%, 5/15/07              1,348,300
 4,500,000      U.S. Treasury Notes, 6.5%, 2/15/10                4,924,170
 4,500,000      U.S. Treasury Notes, 5.75%, 8/15/10               4,715,865
 1,000,000      U.S. Treasury Notes, 6.375%, 8/15/27              1,116,250
                                                                -----------
                Total U.S. Treasury Obligations                 $39,577,432
                                                                -----------
                U.S. GOVERNMENT AGENCY OBLIGATIONS - 65.6%
     6,997      Government National Mortgage Association,
                  10.5%, 8/15/03                                $     7,126
    50,717      Government National Mortgage Association,
                  9.5%, 12/15/03                                     51,673
   386,209      Government National Mortgage Association,
                  10.0%, 11/15/18 to 3/15/20                        406,242
   393,430      Government National Mortgage Association,
                  9.0%, 9/15/16 to 4/15/20                          408,431
   367,149      Government National Mortgage Association,
                  8.5%, 7/15/24                                     379,023
   158,385      Government National Mortgage Association,
                  6.0%, 10/15/28                                    153,824
 2,447,500      Government National Mortgage Association,
                  8.0%, 7/20/29 to 11/13/29                       2,342,069
28,469,854      Government National Mortgage Association,
                  7.0%, 7/15/25 to 1/15/30                       28,611,790
18,616,685      Government National Mortgage Association,
                  7.5%, 2/15/27 to 9/15/30                       18,931,495
    46,344      Government National Mortgage Association II,
                  10.0%, 1/20/06                                     47,514
   612,537      Government National Mortgage Association II,
                  7.49%, 10/20/22                                   619,011
 1,325,891      Government National Mortgage Association II,
                  9.0%, 3/20/18 to 11/20/24                       1,369,077

10    The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------

Principal
 Amount                                                               Value
$4,398,741      Government National Mortgage Association II,
                  8.0%, 5/20/25 to 3/20/30                      $  4,657,901
 2,962,893      Government National Mortgage Association II,
                  7.5%, 6/20/30 to 8/20/30                         2,998,862
 2,638,596      Government National Mortgage Association II,
                  7.0%, 12/15/30                                   2,640,945
12,134,875      Government National Mortgage Association,
                  6.5%, 4/15/28 to 12/20/30                       12,007,912
                                                                ------------
                Total U.S. Government Agency Obligations        $ 75,632,897
                                                                ------------
                TOTAL INVESTMENT IN SECURITIES - 100%
                (Cost $113,450,049)(a)                          $115,210,329
                                                                ============


Note: The Trust's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

 (a) At December 31, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $113,489,405 was as follows:

      Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                        $2,366,256
      Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                          (645,332)
                                                                       ----------
      Net unrealized gain                                              $1,720,924
                                                                       ==========

(b) At December 31, 2000, the Trust had a net capital loss carryforward of $10,229,982 which will expire between 2002 and 2008 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2000 aggregated $65,616,693 and $89,703,325, respectively.

The accompanying notes are an integral part of these financial statements.   11

Pioneer America Income Trust
--------------------------------------------------------------------------------
BALANCE SHEET 12/31/00
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities, at value (cost $113,450,049)     $115,210,329
  Cash                                                            263,705
  Receivables -
    Fund shares sold                                              166,012
    Interest                                                      930,525
  Other                                                             3,764
                                                             -------------
    Total assets                                             $116,574,335
                                                             -------------
LIABILITIES:
  Payables -
    Fund shares repurchased                                  $     74,730
    Dividends                                                     132,884
  Due to affiliates                                               125,860
  Accrued expenses                                                 62,223
                                                             -------------
    Total liabilities                                        $    395,697
                                                             -------------
NET ASSETS:
  Paid-in capital                                            $124,830,219
  Accumulated undistributed net investment income                   5,350
  Accumulated net realized loss on investments                (10,417,211)
  Net unrealized gain on investments                            1,760,280
                                                             -------------
    Total net assets                                         $116,178,638
                                                             =============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $96,068,260/9,843,383 shares)            $       9.76
                                                             =============
  Class B (based on $16,888,960/1,733,907 shares)            $       9.74
                                                             =============
  Class C (based on $3,221,418/330,644 shares)               $       9.74
                                                             =============
MAXIMUM OFFERING PRICE:
  Class A                                                    $      10.22
                                                             =============



12    The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/00


INVESTMENT INCOME:
  Interest                                                               $ 8,510,802
                                                                         ------------
EXPENSES:
  Management fees                                           $591,475
  Transfer agent fees
    Class A                                                  274,376
    Class B                                                   56,725
    Class C                                                   19,670
  Distribution fees
    Class A                                                  247,207
    Class B                                                  166,063
    Class C                                                   38,848
  Administrative fees                                         25,441
  Custodian fees                                              34,305
  Registration fees                                           36,373
  Professional fees                                           28,145
  Printing                                                    16,570
  Fees and expenses of nonaffiliated trustees                 24,406
                                                            --------
        Total expenses                                                   $ 1,559,604
        Less management fees waived by Pioneer Investment
          Management, Inc.                                                  (150,071)
        Less fees paid indirectly                                            (40,809)
                                                                         ------------
        Net expenses                                                     $ 1,368,724
                                                                         ------------
          Net investment income                                          $ 7,142,078
                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                       $(1,219,938)
  Change in net unrealized loss on investments                             6,784,608
                                                                         ------------
    Net gain on investments                                              $ 5,564,670
                                                                         ------------
    Net increase in net assets resulting from operations                 $12,706,748
                                                                         ============


The accompanying notes are an integral part of these financial statements.   13

Pioneer America Income Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/00 and 12/31/99


                                                              Year Ended          Year Ended
                                                               12/31/00            12/31/99
FROM OPERATIONS:
Net investment income                                        $  7,142,078        $  8,204,591
Net realized loss on investments                               (1,219,938)         (2,535,201)
Change in net unrealized gain (loss) on investments             6,784,608          (9,836,502)
                                                             ------------        ------------
  Net increase (decrease) in net assets resulting
   from operations                                           $ 12,706,748        $ (4,167,112)
                                                             ------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.58 and $0.55 per share, respectively)          $ (6,080,170)       $ (6,822,957)
  Class B ($0.50 and $0.47 per share, respectively)              (887,627)         (1,022,504)
  Class C ($0.49 and $0.47 per share, respectively)              (202,184)           (368,171)
                                                             ------------        ------------
   Total distributions to shareowners                        $ (7,169,981)       $ (8,213,632)
                                                             ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $ 80,753,248        $ 94,603,768
Reinvestment of distributions                                   5,389,397           6,082,057
Cost of shares repurchased                                   (112,090,132)       (115,133,507)
                                                             ------------        ------------
  Net decrease in net assets resulting
   from fund share transactions                              $(25,947,487)       $(14,447,682)
                                                             ------------        ------------
  Net decrease in net assets                                 $(20,410,720)       $(26,828,426)

NET ASSETS:
Beginning of year                                             136,589,358         163,417,784
                                                             ------------        ------------
End of year (including accumulated undistributed net
  investment income of $5,350 and $27,746,
  respectively)                                              $116,178,638        $136,589,358
                                                             ============        ============


CLASS A                              '00 Shares        '00 Amount          '99 Shares        '99 Amount
Shares sold                           6,794,359        $ 64,007,617         8,061,406        $79,323,896
Reinvestment of distributions           487,142           4,603,048           539,447          5,190,686
Less shares repurchased              (9,399,087)        (88,406,053)       (9,401,649)       (92,135,263)
                                     ----------        ------------        ----------        -----------
  Net decrease                       (2,117,586)       $(19,795,388)         (800,796)       $(7,620,681)
                                     ==========        ============        ==========        ===========
CLASS B
Shares sold                           1,261,685        $ 11,943,292         1,095,455        $10,618,307
Reinvestment of distributions            67,431             636,507            72,923            699,032
Less shares repurchased              (1,717,130)        (16,154,518)       (1,290,255)       (12,492,019)
                                     ----------        ------------        ----------        -----------
  Net decrease                         (388,014)       $ (3,574,719)         (121,877)       $(1,174,680)
                                     ==========        ============        ==========        ===========
CLASS C
Shares sold                             509,307        $  4,802,339           483,216        $ 4,661,565
Reinvestment of distributions            15,917             149,842            20,092            192,339
Less shares repurchased                (801,573)         (7,529,561)       (1,076,979)       (10,506,225)
                                     ----------        ------------        ----------        -----------
  Net decrease                         (276,349)       $ (2,577,380)         (573,671)       $(5,652,321)
                                     ==========        ============        ==========        ===========

14    The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended    Year Ended   Year Ended   Year Ended
                                                            12/31/00    12/31/99      12/31/98     12/31/97     12/31/96

CLASS A
Net asset value, beginning of year                          $  9.30     $  10.10      $   9.93     $   9.77     $  10.20
                                                            -------     --------      --------     --------     --------
Increase (decrease) from investment operations:
  Net investment income                                     $  0.58     $   0.55      $   0.58     $   0.64     $   0.64
  Net realized and unrealized gain (loss) on investments       0.46        (0.80)         0.17         0.16        (0.43)
                                                            -------     --------      --------     --------     --------
    Net increase (decrease) from investment operations      $  1.04     $  (0.25)     $   0.75     $   0.80     $   0.21
Distributions to shareowners:
 Net investment income                                        (0.58)       (0.55)        (0.58)       (0.64)       (0.64)
                                                            -------     --------      --------     --------     --------
Net increase (decrease) in net asset value                  $  0.46     $  (0.80)     $   0.17     $   0.16     $  (0.43)
                                                            -------     -------       --------     --------     --------
Net asset value, end of year                                $  9.76     $   9.30      $  10.10     $   9.93     $   9.77
                                                            =======     ========      ========     ========     ========
Total return*                                                 11.58%       (2.52)%        7.78%        8.51%        2.29%
Ratio of net expenses to average net assets+                   1.04%        1.01%         1.00%        1.02%        1.01%
Ratio of net investment income to average net assets+          6.09%        5.63%         5.80%        6.55%        6.51%
Portfolio turnover rate                                          56%          72%           81%          63%          43%
Net assets, end of year (in thousands)                      $96,068     $111,262      $128,925     $138,022     $145,408
Ratios assuming no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
    Net expenses                                               1.16%        1.14%         1.10%        1.14%        1.17%
    Net investment income                                      5.97%        5.50%         5.70%        6.43%        6.35%
Ratios assuming waiver of management fees by
  PIM and reduction for fees paid indirectly:
    Net expenses                                               1.00%        1.00%         1.00%        1.00%        1.00%
    Net investment income                                      6.13%        5.64%         5.80%        6.57%        6.52%

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.



The accompanying notes are an integral part of these financial statements.  15

Pioneer America Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                                            12/31/00     12/31/99     12/31/98     12/31/97      12/31/96
CLASS B
Net asset value, beginning of year                          $  9.28      $ 10.07      $  9.90      $  9.75       $10.17
                                                            -------      -------      -------      -------       ------
Increase (decrease) from investment operations:
  Net investment income                                     $  0.50      $  0.47      $  0.51      $  0.57       $ 0.57
  Net realized and unrealized gain (loss) on investments       0.46        (0.79)       0.17          0.15        (0.42)
                                                            -------      -------      -------      -------       ------
    Net increase (decrease) from investment operations      $  0.96      $ (0.32)     $  0.68      $  0.72       $ 0.15
Distributions to shareowners:
  Net investment income                                       (0.50)       (0.47)       (0.51)       (0.57)       (0.57)
                                                            -------      -------      -------      -------       ------
Net increase (decrease) in net asset value                  $  0.46      $ (0.79)     $  0.17      $  0.15       $(0.42)
                                                            -------      -------      -------      -------       ------
Net asset value, end of year                                $  9.74      $  9.28      $ 10.07      $  9.90       $ 9.75
                                                            =======      =======      =======      =======       ======
Total return*                                                 10.68%       (3.24)%       7.08%        7.61%        1.59%
Ratio of net expenses to average net assets+                   1.85%        1.78%        1.74%        1.77%        1.75%
Ratio of net investment income to average net assets+          5.29%        4.87%        4.99%        5.78%        5.78%
Portfolio turnover rate                                          56%          72%          81%          63%          43%
Net assets, end of year (in thousands)                      $16,889      $19,695      $22,602      $11,935       $9,557
Ratios assuming no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
    Net expenses                                               1.98%        1.91%        1.81%        1.90%        1.91%
    Net investment income                                      5.16%        4.74%        4.92%        5.65%        5.62%
Ratios assuming waiver of management fees by
  PIM and reduction for fees paid indirectly:
    Net expenses                                               1.83%        1.76%        1.72%        1.75%        1.73%
    Net investment income                                      5.31%        4.89%        5.01%        5.80%        5.80%

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.


16   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                           Year Ended    Year Ended    Year Ended    Year Ended    1/31/96 to
                                                            12/31/00      12/31/99      12/31/98      12/31/97      12/31/96
CLASS C
Net asset value, beginning of period                        $ 9.28        $10.07        $  9.90       $ 9.74        $10.16
                                                            ------        ------        -------       ------        ------
Increase (decrease) from investment operations:
  Net investment income                                     $ 0.49        $ 0.47        $  0.52       $ 0.57        $ 0.52
  Net realized and unrealized gain (loss) on investments      0.46         (0.79)          0.17         0.16         (0.42)
                                                            ------        ------        -------       ------        ------
    Net increase (decrease) from investment operations      $ 0.95        $(0.32)       $  0.69       $ 0.73        $ 0.10
Distributions to shareowners:
  Net investment income                                      (0.49)        (0.47)         (0.52)       (0.57)        (0.52)
                                                            -------       ------        -------       ------        ------
Net increase (decrease) in net asset value                  $ 0.46        $(0.79)       $  0.17       $ 0.16        $(0.42)
                                                            -------       ------        -------       ------        ------
Net asset value, end of period                              $ 9.74        $ 9.28        $ 10.07       $ 9.90        $ 9.74
                                                            =======       ======        =======       ======        ======
Total return*                                                10.52%        (3.19)%         7.09%        7.78%         1.04%
Ratio of net expenses to average net assets+                  2.02%         1.73%          1.65%        1.73%         1.80%**
Ratio of net investment income to average net assets+         5.14%         4.88%          4.97%        5.74%         5.73%**
Portfolio turnover rate                                         56%           72%            81%          63%           43%
Net assets, end of period (in thousands)                    $3,221        $5,632        $11,891       $3,780        $1,306
Ratios assuming no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
    Net expenses                                              2.15%         1.85%          1.70%        1.85%         1.95%**
    Net investment income                                     5.01%         4.76%          4.92%        5.62%         5.58%**
Ratios assuming waiver of management fees by
  PIM and reduction for fees paid indirectly:
    Net expenses                                              1.97%         1.70%          1.62%        1.68%         1.76%**
    Net investment income                                     5.19%         4.91%          5.00%        5.79%         5.77%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.



The accompanying notes are an integral part of these financial statements.  17

Pioneer America Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/00
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer America Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Trust is to provide a high level of current income as is consistent with preservation of capital and prudent investment risk.

The Trust offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which considers such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    As required, effective January 1, 2001, the Trust has adopted the provision of the AICPA Audit & Accounting Guide for Investment Companies and began amortizing discount or premium for all debt securities. This change will have no impact on the Trust's total net assets and, will result in $671,270 reduction in the cost of the

Pioneer America Income Trust
-------------------------------------------------------------------------------

    securities and a corresponding increase in net unrealized appreciation, based on securities held by the Trust on December 31, 2000.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B.  Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

    At December 31, 2000, the Trust reclassified $5,507 from accumulated net realized loss on investments to accumulated net investment loss. The reclassification has no impact on the net asset value of the Trust and is designed to present the Trust's capital accounts on a tax basis.


C.  Fund Shares

    The Trust records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $4,630 in underwriting commissions on the sale of fund shares during the year ended December 31, 2000.


D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Trust, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation

Pioneer America Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/00                            (continued)
--------------------------------------------------------------------------------

    (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM) is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM manages the Trust's portfolio and is a majority owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets.

PIM has agreed not to impose a portion of its management fee and, if necessary, to limit other operating expenses of the Trust to the extent necessary required to reduce Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion "of Trust Expenses" attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory

Pioneer America Income Trust
--------------------------------------------------------------------------------

reporting and insurance premiums, are paid by the Trust. At December 31, 2000, $44,002 was payable to PIM related to management fees, administrative fees and certain other services.


3. Transfer Agent

PSC, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowners services to the Trust at negotiated rates. Included in due to affiliates is $46,315 in transfer agent fees payable to PSC at December 31, 2000.


4. Plans of Distribution

The Trust adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Trust's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Trust pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $35,543 in distribution fees payable to PFD at December 31, 2000.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2000, CDSCs in the amount of $86,934 were paid to PFD.


5. Expense Offsets

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the year ended December 31, 2000, the Trust's expenses were reduced by $40,809 under such arrangements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer America Income Trust:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer America Income Trust (the Trust) as of the year ended December 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of the year ended December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer America Income Trust as of the year ended December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.




ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 9, 2001

Pioneer America Income Trust
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
--------------------------------------------------------------------------------

On September 11, 2000, Pioneer America Income Trust held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.

Proposal 1 - To approve a new management contract.


 Affirmative             Against              Abstain
6,002,260.428         1,174,778.311          179,479.488

Proposal 2 - To elect trustees.

  Nominee              Affirmative           Withheld
 M.K. Bush            6,289,884.043        1,066,634.184
 J.F. Cogan, Jr.      6,305,499.121        1,051,019.106
 Dr. R. H. Egdahl     6,283,025.899        1,073,492.328
 M.B.W. Graham        6,294,449.883        1,062,068.344
 M.A. Piret           6,310,277.157        1,046,241.070
 D.D. Tripple         6,308,748.110        1,047,770.117
 S.K. West            6,305,361.163        1,051,157.064
 J. Winthrop          6,301,989.412        1,054,528.815

Pioneer America Income Trust
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                        Officers
John F. Cogan, Jr.,             John F. Cogan, Jr., President
  Chairman                      David D. Tripple, Executive Vice President
Mary K. Bush                    Vincent Nave, Treasurer
Richard H. Egdahl, M.D.         Joseph P. Barri, Secretary
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
United States
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Sector Funds
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund

Tax-Free
Pioneer Tax-Free Income Fund

Money Market Fund
Pioneer Cash Reserves Fund*

*An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) - IRA Plan
Businesses with 100 or fewer eligible employees can establish the plan; it resembles the traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.


                                     Most retirement plan withdrawals must meet

--------------------------------------------------------------------------------

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.



specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFoneSM gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------


We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                           1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                        1-800-225-4321

Retirement plans information                                1-800-622-0176

Telecommunications Device for the Deaf (TDD)                1-800-225-1997

Write to us:

PIMSS
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                           1-800-225-4240

Our internet e-mail address                           ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[Graphic: Pioneer Investments Logo]
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                          9623-00-0201
              (Copyright) Pioneer Funds Distributor, Inc.
                          Underwriter of Pioneer mutual
                          funds
[Graphic: Recycle Logo]   Printed on Recycled Paper